UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2018

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580	54-1956515
(Commission File Number)	(IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in  Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 8, 2018, Intersections Inc. (the “Company”), PEAK6 Investments, L.P., as Administrative Agent, and PEAK6 Ventures LLC, as Term Lender, entered into the Fourth Amendment to Credit Agreement (the “Fourth Amendment”) amending the Credit Agreement dated as of April 20, 2017 (as amended by that certain First Amendment, Second Amendment and Third Amendment, the “Credit Agreement”).

The Fourth Amendment requires that $1.5 million principal prepayments be made on the last day of June through November, each of which is to be accompanied by a 1.5% prepayment fee; shortens the maturity date to December 31, 2018; relieves the obligation to pay a 3% prepayment fee upon full prepayment of the term loan and on required partial prepayments resulting from equity or subordinate debt proceeds; increases the allowable principal amount of subordinate debt from $2 million to $15 million; and confirms that debt and equity issued to affiliates is permitted if the proceeds are used to pay the term loan.  The relief with respect to the 3% prepayment fee applies only if no event of default exists. The Fourth Amendment also confirms that no default currently exists with respect to the Credit Agreement.

The foregoing description of the Fourth Amendment and the Credit Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and the Credit Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure

The Company has started the process to refinance the Credit Agreement (as amended), which could include equity and debt financings. The objectives of the refinancing are to provide additional liquidity to the Company, reduce interest expense and increase the Company’s financial flexibility. The consummation and actual terms of any refinancing transaction are subject to a number of factors, including market conditions, negotiation and execution of definitive agreements and satisfaction of customary closing conditions. There can be no assurance that the Company will be able to consummate the refinancing transaction on favorable terms or at all. If capital is raised through the issuance of equity or equity-like securities, existing stockholders could suffer significant dilution, and if we raise capital through the issuance of debt securities or other borrowings, these securities or borrowings could have rights senior to our common stock, could result in increased interest expense and other costs, and could contain additional covenants that could restrict operations and other activities.

Cautionary Note Regarding Forward-Looking Statements:

Statements in this Current Report on Form 8-K relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Those forward-looking statements involve known and unknown risks and uncertainties and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements, including our ability to obtain debt and/or equity financing to refinance our debt obligations under our term loan, including to make the required minimum monthly payments and at maturity on December 31, 2018; our maintaining compliance with the obligations and covenants under our term loan, including those that could result in acceleration of the maturity of our indebtedness; our ability to maintain sufficient liquidity and produce sufficient cash flow to fund our business and growth strategy; the success of our CEO search; the success of our strategic objectives; our ability to meet the targets disclosed by management with respect to costs and revenue, and that these targets do not represent historical performance, projected results or guidance; our ability to generate revenue from our partner sales strategy and business development pipeline with our distribution partners; the impact of shutting down and then divesting our Pet Health Monitoring segment; the timing and success of new product launches and other growth initiatives, including our Identity Guard® with Watson™ service; the continuing impact of the regulatory environment on our business; the continued dependence on a small number of financial institutions for a majority of our revenue and to service our U.S. financial institution customer base; our ability to execute our strategy and previously announced transformation plan; our incurring additional restructuring charges; our incurring additional charges for non-income business taxes or otherwise, or impairment costs or charges on goodwill and/or other assets; our ability to control costs; our failure to protect private data due to a security breach or other unauthorized access; and the impact of our recent senior management changes. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed under “Forward-Looking Statements,” “Item 1. Business—Government Regulation,” “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in its recent other filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to revise or update any forward-looking statements unless required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1
Fourth Amendment , dated as of June 8, 2018, 2018, to Credit Agreement dated as of April 20, 2017 (as amended) among Intersections Inc., the Other Credit Parties party thereto, and PEAK6 Investments, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2018	INTERSECTIONS INC.

	By:	/s/ Ronald L. Barden
Name: Ronald L. Barden
Title: Chief Financial Officer